Exhibit 10.21

SECURITIES PURCHASE AGREEMENT

THIS SECURIT IES PURCHASE AGREEMENT (this “Agreement”), effective as of February 16, 2011, is entered into by and between Infinity Energy Resources, Inc., a Delaware corporation (the “Company”), and Amegy Bank, N.A. (the “Buyer”).

WITNESSETH:

WHEREAS, the Company wishes to sell to the Buyer, and the Buyer wishes to purchase from the Company, upon the terms and conditions stated in this Agreement, warrants (the “Warrants”), substantially in the form attached as Exhibit A, to acquire 931,561 shares (the “Warrant Shares” and, together with the Warrants, the “Securities”) of the Company’s common stock, par value $0.000 I per share (the “Common Stock”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto will execute and deliver a registration rights agreement (the “Registration Rights Agreement”), substantially in the form attached as Exhibit B, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and applicable state securities laws.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

Section 1. Purchase and Sale of Warrants. The Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, on the date hereof (or such later or earlier date as is mutually agreed to by the Company and the Buyer), the Warrants. The purchase price (the “Purchase Price”) of the Warrants shall be equal to $10.00.

Section 2. Company’s Representations and Warranties. The Company represents and warrants, as of the date hereof, that each of the representations and warranties of the Company and its subsidiaries in the Warrants, Registration Rights Agreement and Transaction Documents (as defined in that certain Fifth Forbearance Agreement, dated the date hereof, among the Company, Infinity Oil and Gas of Texas, Inc., a Delaware corporation, Infinity Oil & Gas of Wyoming, Inc., a Wyoming corporation, and Buyer) are true and correct as of the date hereof, each such representation and warranty being herby incorporated herein, mutatis mutandi, for all purposes.

Section 3. Buyer’s Representations and Warranties. The Buyer represents and warrants, as of the date hereof, that:

(a)           The Buyer is acquiring the Warrants, and upon exercise hereof (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Warrant Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of the Warrants or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer does not agree to hold the Warrants or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Warrants and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b)           The Buyer, as of this date, is an “accredited investor” as such term is defined in Rule 50 l(a) of Regulation 0 under the Securities Act.

(c)           The Buyer understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act; and (ii i) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

(d)           The Buyer understands that the certificates or other instruments representing the Warrants and, until such time as the sale of the Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITI ES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECUR ED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144, or (iv) such holder provides the Company reasonable assurances that the Securities have been or arc being sold pursuant to Rule 144. The Buyer acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (x) a registration statement effective under the Securities Act and in compliance with the rules regarding the delivery of the prospectus included therein, (y) advice of counsel that such sale is exempt from registration required by Section 5 of the Securities Act, or (z) a transaction pursuant to Rule 144.

Section 4. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent in the form attached hereto as Exhibit C (the “Transfer Agent Instructions”), and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of the Buyer or its nominee(s), for the Warrant Shares in such amounts as specified from time to time by the Buyer to the Company upon exercise of the Warrants. Prior to registration of the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 3(d). The Company warrants that, prior to registration of the Warrant Shares under the Securities Act, no instruction (other than the Transfer Agent Instructions referred to in this Section 4 and stop transfer instructions to give effect to Section 3(d)) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. If the Buyer provides the Company with an opinion of counsel, in a generally acceptable form, that registration is not required under the Securities Act or applicable state securities laws or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Buyer and without any restrictive legend. The Company stipulates that the remedies at law available to the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement arc not and will not be adequate and that, to the fullest extent permitted by law, such terms may, without the necessity of showing economic loss and without any bond or other securing being required, be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

Section 5. Indemnification. Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to defend (subject to Indemnitees’ selection of counsel), protect, indemnify, pay and hold harmless the Buyer and each other holder of the Securities and each of their respective affiliates, shareholders, partners, officers, directors, employees, agents and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnity shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations, on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement, the Transfer Agent Instructions or any Transaction Document or the transactions contemplated hereby or thereby, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNITEE. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable Jaw.

Section 6. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

Section 7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and the Buyers and their respective successors. Upon prior written notice to the Company, the Buyer may assign its rights and obligations under this Agreement.

Section 8. Amendments. No amendment, supplement or other modification to this Agreement shall be effective unless in writing and signed by the Company and the Buyer.

Section 9. Fax and PDF Provision. This Agreement may be executed in counterparts, and the Buyer is authorized to attach the signature pages from the counterparts to copies for the Buyer and the Company. At the Buyer’s option, this Agreement may also be executed by the Company in a remote location with signature pages faxed or electronically submitted in pdf format to the Buyer. The Company agrees that the faxed signature electronically submitted in pdf format is binding upon the Company, and the Company further agrees to promptly deliver its original signatures for this Agreement by overnight mail or expedited delivery.

Section 10. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof or affect in any way the meaning or interpretation of this Agreement.

Section 11. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, (a) the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic and legal effect of which comes as close as possible to the intent of the illegal, invalid or unenforceable provisions.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the 16th day of February. 2011 .\

COMPANY:

INFINITY ENERGY RESOURCES, INC.

By:
Name: Stanton E. Ross,
Title: President and Chief Executive Officer

BUYER:

AMEGY BANK, N.A.

By:
Name: Hank Holmes
Title: Executive Vice President

Exhibit C to
Securities Purchase Agreement

[LETTERHEAD OF INFINITY ENERGY RESOURCES, INC.]

_______________, 20___

(TRANSFER AGENT]

Re:         Infinity Energy Resources. Inc.

Ladies and Gentlemen:

Pursuant to that certain Securities Purchase Agreement between Infinity Energy Resources, Inc., a Delaware corporation (the “Company”), and Amegy Bank, N.A. (the “Buyer”), the Company sold to the Buyer warrants to acquire shares of the Company’s common stock, par value $0.000 per share (the “Common Stock”).

You are hereby irrevocably authorized and directed, as transfer agent of the Common Stock, to register an aggregate of _________ shares of the Common Stock in the names and denominations specified to you by the Buyer. The date of issue of such shares will be ______________,20__,

Very truly yours,

INFINITY ENERGY RESOURCES, INC.

By:
Name:
Title:

Acknowledged:

[TRANSFER AGENT]

By:
Name:
Title: